UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 10, 2018

Biolase, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-36479	87-0442441
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Cromwell, Irvine, California		92618
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-361-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, effective April 10, 2018, Harold C. Flynn, Jr. resigned as President and Chief Executive Officer and as a director of the Company. In connection with Mr. Flynn’s resignation, the Company and Mr. Flynn entered into a Separation Agreement, dated as of April 30, 2018 (the "Separation Agreement"), which provides for Mr. Flynn’s general release of all claims against the Company and contains various restrictive covenants, including a 10-year non-disparagement provision and a two-year non-solicitation period. In consideration for Mr. Flynn’s entry into the Separation Agreement and Mr. Flynn’s continued compliance with the terms of the Separation Agreement, Mr. Flynn is entitled to receive the following: (i) severance in an amount of $365,000, payable in equal installments on regular payroll dates beginning on the first regular payroll cycle following June 30, 2018 and ending on December 28, 2018, (ii) Company-paid COBRA premiums for Mr. Flynn (and his eligible dependents) until April 9, 2019, subject to Mr. Flynn’s timely election of COBRA continuation coverage, (iii) continued vesting of all of Mr. Flynn’s time-based stock options through April 9, 2020 and an extension of the time to exercise such options through December 31, 2021 and (iv) continued vesting of the time-based restricted stock unit award granted to Mr. Flynn on February 6, 2017 through February 6, 2019 (in the case of (iii) and (iv) subject to immediate vesting upon a change of control). Any unvested stock options following April 9, 2020 will be cancelled and will not vest, and any restricted stock units that are unvested following February 6, 2019 will be canceled and will not vest.

The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

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Exhibit Index

Exhibit No.	Description

10.1	Separation Agreement with General Release of All Claims, dated as of April 30, 2018, by and between Harold C. Flynn, Jr. and the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biolase, Inc.

May 3, 2018	By:	/s/ John R. Beaver

Name: John R. Beaver
Title: Interim Chief Executive Officer

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